UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report: November 4, 2008
(Date of earliest event reported)

Oak Valley Bancorp

(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	001-34142 (Commission File Number)	26-2326676 (IRS Employer Identification Number)

125 N. Third Ave. Oakdale, CA (Address of principal executive offices)		95361 (Zip Code)

(209) 848-2265
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS

On November 4, 2008, the Board of Directors of Oak Valley Bancorp declared a $0.025 per share cash dividend for shareholders of record as of November 19, 2008, payable on December 3, 2008. A press release was issued on November 5, 2008 and is attached to this Current Report and is incorporated into this report by reference.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)                                Exhibits

99.1 Press release issued November 5, 2008 announcing declaration of a cash dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2008

OAK VALLEY BANCORP

By:	/s/ Chris Courtney
Chris Courtney
President

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Oak Valley Bancorp dated November 5, 2008